OPPENHEIMER U.S. GOVERNMENT TRUST

Supplement dated May 29, 2013 to the Prospectus and Statement of Additional Information

Important Notice Regarding Change in Investment Policy

This supplement amends the Oppenheimer U.S. Government Trust (the “Fund”) prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), each dated December 28, 2012, and is in addition to any other supplements.

Effective as of August 1, 2013, the Prospectus of the Fund is revised as follows:

1.	The Fund will change its name to “Oppenheimer Limited-Term Bond Fund.”

2.	The first full paragraph on the front cover is deleted in its entirety and replaced by the following:

Oppenheimer Limited-Term Bond Fund is a mutual fund that seeks high current income consistent with the preservation of capital. The Fund invests primarily in corporate debt securities and U.S. government securities.

3.	The Maximum Sales Charge for Class A shares and the Maximum Deferred Sales Charge for Class B shares shown in the Shareholder Fees table under the section titled “Fees and Expenses of the Fund” is revised as follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Class B
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	4%

4.	The section titled “Principal Investment Strategies” on page 3 is deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund invests primarily in corporate debt securities and U.S. government securities. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities (generally referred to as "bonds").

A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. Debt securities can include:

• Domestic and foreign corporate debt obligations;
• Domestic and foreign government debt obligations, including U.S. government securities;
• Mortgage-related securities;
• Asset-backed securities; and
• Other debt obligations.

The portfolio manager's overall strategy is to build a diversified portfolio of corporate and government bonds. The Fund's investments in U.S. government securities may include securities issued or guaranteed by the U.S. government or its agencies or federally-chartered entities referred to as "instrumentalities." There is no required allocation of the Fund's assets among the above classes of securities, but the Fund focuses mainly on U.S. government securities and corporate debt securities. When market conditions change, the portfolio manager might change the Fund's relative asset allocation.

The Fund can invest up to 35% of its total assets in lower-grade, high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds"). "Investment-grade" debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Fund may also invest in unrated securities, in which case the Fund's Sub-Adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser's credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization.

The Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security's price to interest rate changes. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decrease about 3%. To try to decrease volatility, the Fund seeks to maintain a weighted average effective portfolio duration of one to three and a half years, measured on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market events or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.

The Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets. The Fund may not invest more than 20% of its net assets in foreign debt securities.

The Fund may also use derivatives including treasury futures, to seek increased returns, to try to manage investment risk or for hedging purposes. Futures, swaps and "structured" notes are examples of some of the types of derivatives the Fund can use.

In selecting investments for the Fund, the portfolio manager analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors. The Fund mainly seeks income earnings on the Fund's investments, consistent with preservation of capital, that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.

The Fund may sell securities that the portfolio manager believes no longer meet the above criteria.

5.	The following is added at the end of the section “Principal Risks”:

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

6.	The section titled “Who is the Fund Designed For?” is deleted in its entirety and replaced with the following:

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking current income from a fund that invests mainly in corporate and government debt securities but which can also hold high-yield, below investment-grade securities. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in corporate debt securities and the changes in debt securities prices that can occur when interest rates change. The Fund does not seek capital appreciation. The Fund is intended to be a long-term investment, not a short-term trading vehicle. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

7.	The section titled “Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Manager. Peter A. Strzalkowski, CFA, is Vice President of the Fund and has been portfolio manager of the Fund since April 2009.

8.	The following is added to the section “The Fund’s Principal Investment Strategies and Risks”:

Duration. The Fund expects that under normal market conditions it will seek to maintain a weighted average effective portfolio duration of one to three and a half years.

Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. "Effective duration" attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond's value to increase 3%.

The "maturity" of a security (the date when its principal repayment is due) differs from its effective duration, which attempts to measure the expected volatility of the security's price to interest rate changes. The Fund measures the duration of its entire portfolio of securities on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities, and tries to maintain a weighted average effective duration of its portfolio of one to three and a half years, under normal market conditions (that is, when financial markets are not in an unstable or volatile state). However, duration cannot be relied on as an exact prediction of future volatility. There can be no assurance that the Fund will achieve its targeted portfolio duration.

Duration calculations rely on a number of assumptions and variables based on the historic performance of similar securities. Therefore, duration can be affected by unexpected economic events or conditions relating to a particular security. In the case of mortgage-related securities, duration calculations are based on historic rates of prepayments of underlying mortgages. If the mortgages underlying the Fund's investments are prepaid more rapidly or more slowly than expected, the duration calculation for that security may not be correct.

Foreign Investments. The Fund can buy a variety of securities issued by foreign governments and other foreign issuers, as well as "supra-national" entities, such as the World Bank. The Fund's foreign investments primarily include bonds, debentures and notes. The Fund's foreign investments can be denominated in U.S. dollars or in foreign currencies and may be in both developed and emerging markets.

While foreign securities may offer special investment opportunities, they are also subject to special risks.

  Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.
  Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.
  Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.
  Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.
  The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency.
  Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt.
  Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Sub-Adviser and the Board believe to be their fair value, may help deter those activities.

Special Risks of Developing and Emerging Markets.  Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of issuers in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer, such as an issuer's failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Fund and the swap counterparty. A credit default swap may be embedded within a structured note or other derivative instrument.

Generally, if the Fund buys credit protection using a credit default swap, the Fund will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, the Fund will deliver the issuer's defaulted bonds underlying the swap to the swap counterparty and the counterparty will pay the Fund par for the bonds. If the Fund sells credit protection using a credit default swap, generally the Fund will receive fixed payments from the counterparty and if a credit event occurs with respect to the applicable issuer, the Fund will pay the swap counterparty par for the issuer's defaulted bonds and the swap counterparty will deliver the bonds to the Fund. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer's defaulted bonds from the seller of protection. If the credit default swap is on a basket of issuers, the notional value of the swap is reduced by the amount represented by that issuer, and the fixed payments are then made on the reduced notional value.

Risks of Credit Default Swaps. Credit default swaps are subject to credit risk of the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the risk of the underlying issuer. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

"Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

Risks of Structured Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the underlying investment or index. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

9.	The first sentence appearing under the section titled “Advisory Fees” on page 9 is deleted and replaced with the following:

Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.500% of the first $100 million of average annual net assets of the Fund, 0.450% of the next $150 million, 0.425% of the next $250 million and 0.400% of average annual net assets over $500 million. Prior to August 1, 2013 under the investment advisory agreement, the Fund paid the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.60% of the first $300 million of average annual net assets of the Fund, 0.57% of the next $100 million, 0.55% of the next $400 million, 0.50% of the next $1.2 billion, and 0.475% of average annual net assets over $2.0 billion, calculated on the daily net assets of the Fund.

10.	The section titled “Portfolio Managers” on page 10 is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Peter A. Strzalkowski, CFA, who is primarily responsible for the day-to-day management of the Fund’s investments.

Mr. Strzalkowski has been a Vice President of the Sub-Adviser since August 2007 and a member of the Sub-Adviser's Investment Grade Fixed Income Team since April 2009. Mr. Strzalkowski was a Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, from July 2006 through August 2007. He was a Senior Portfolio Manager at Highland Capital Management, L.P. from June 2005 through July 2006 and a Senior Fixed Income Portfolio Manager at Microsoft Corp. from June 2003 through June 2005. He was a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group, from April 2000 through June 2003 and a Vice President and Fixed Income Portfolio Manager at Centura Banks from November 1998 through April 2000. Mr. Strzalkowski is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

11.	The table that shows the front-end sales charges that you may pay if you buy Class A shares of a Fund under the section “More About Your Account – Choosing a Share Class – About Class A Shares” is revised as follows:

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 or more but less than $250,000	1.75%	1.78%	1.50%

12.	The maximum contingent deferred sales charge for Class B shares is reduced to 4% and declines over a period of five years from when the shares were purchased.

Effective as of August 1, 2013, the SAI of the Fund is revised as follows:

1. The following is added to the section “The Fund’s Main Investment Policies”

Duration of the Fund's Portfolio. The Fund can invest in debt securities of any maturity or duration but currently has an operating policy to seek to maintain a weighted average effective portfolio duration of one to three and a half years, measured on a dollar-weighted basis using the effective duration of the securities in the portfolio and the amount invested in each of those securities. The goal is to try to manage the sensitivity of the Fund's portfolio to changes in interest rates, and in doing so to manage the volatility of the Fund's share prices in response to those changes. However, unanticipated events may change the effective duration of a security after the Fund buys it, and there can be no assurance that the Fund will achieve its targeted portfolio duration at all times.

The Sub-Adviser determines the effective duration of debt obligations purchased by the Fund considering various factors that apply to a particular type of debt obligation, including those described below. Duration is a measure of the expected life of a security on a current-value basis expressed in years, using calculations that consider the security's yield, coupon interest payments, final maturity and call features.

While a debt security's maturity can be used to measure the sensitivity of the security's price to changes in interest rates, the term to maturity of a security does not take into account the pattern (or expected pattern) of the security's payments of interest or principal prior to maturity. Duration, on the other hand, measures the length of the time interval from the present to the time when the interest and principal payments are scheduled to be received (or, in the case of a mortgage-related security, when the interest and principal payments are expected to be received). Duration calculations weigh the present value of each such payment by the time in years until such payment is expected to be received. If the interest payments on a debt security occur prior to the repayment of principal, the duration of the security is less than its stated maturity. For zero-coupon securities, duration and term to maturity are equal.

Absent other factors, the lower the stated or coupon rate of interest on a debt security or the longer the maturity or the lower the yield-to-maturity of the debt security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter the duration of the security.

Futures, options and options on futures in general have durations that are closely related to the duration of the securities that underlie them. Holding long futures positions or call option positions (backed by liquid assets) will tend to lengthen the portfolio's duration.

In some cases the standard effective duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years. However, their exposure to interest rate changes corresponds to the frequency of the times at which their interest coupon rate is reset. In the case of mortgage pass-through securities, the stated final maturity of the security is typically 30 years, but current rates of prepayments are more important to determine the security's interest rate exposure. In these and other similar situations, the Sub-Adviser will use other analytical techniques that consider the economic life of the security as well as relevant macroeconomic factors (such as historical prepayment rates) in determining the Fund's effective duration.

2. All references to Krishna Memani contained within the SAI are hereby removed.

May 29, 2013	PS0220.040